UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22039

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000


                      Date of fiscal year end: NOVEMBER 30

                     Date of reporting period: MAY 31, 2009



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                     (GRAPH)

                              FIRST TRUST SPECIALTY
                              FINANCE AND FINANCIAL
                               OPPORTUNITIES FUND

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2009

(FIRST TRUST LOGO)                       (CONFLUENCE INVESTMENT MANAGEMENT LOGO)

TABLE OF CONTENTS

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2009

Shareholder Letter ........................................................    1
At a Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    6
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11
Statement of Cash Flows ...................................................   12
Financial Highlights ......................................................   13
Notes to Financial Statements .............................................   14
Additional Information ....................................................   19


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS


This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of the relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report, and other regulatory filings.

SHAREHOLDER LETTER

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2009

Dear Shareholders:

2008 brought all sorts of challenges to investors. Throughout the year, the financial sector was plagued with failures in banking, insurance and brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's (the "Dow") total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008. However, many economists believe the recession that began in December, 2007 ended in March, 2009. In fact, the Dow's total return from March 9 (the statistical end of the bear market) to May 31, 2009, was 30.83%. Of course, no one can predict that this trend will continue.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
James A. Bowen

President of First Trust Specialty Finance and Financial Opportunities Fund

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
"AT A GLANCE"
AS OF MAY 31, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                             FGB
Common Share Price                                    $      4.09
Common Share Net Asset Value ("NAV")                  $      4.42
Premium (Discount) to NAV                                   (7.47)%
Net Assets Applicable to Common Shares                $62,882,436
Current Quarterly Distribution per Common Share (1)   $     0.140
Current Annualized Distribution per Common Share      $    0.5600
Current Distribution Rate on Closing
   Common Share Price (2)                                   13.69%
Current Distribution Rate on NAV (2)                        12.67%

                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

               Market    NAV
               ------   -----
5/30/2008       12.46   12.44
6/6/2008        11.48   12.22
6/13/2008       11.05   11.71
6/20/2008       10.67   11.05
6/27/2008       9.11    10.12
7/3/2008        8.51    9.14
7/11/2008       7.4     9.1
7/18/2008       8.72    9.3
7/25/2008       8.65    9.5
8/1/2008        9.35    9.51
8/8/2008        9.2     9.61
8/15/2008       9.37    9.8
8/22/2008       8.89    9.44
8/29/2008       9.2     9.53
9/5/2008        9.27    9.49
9/12/2008       8.36    9.29
9/19/2008       8.74    9.92
9/26/2008       8.02    9.5
10/3/2008       6.72    7.81
10/10/2008      4.3     5.53
10/17/2008      5.67    5.96
10/24/2008      4.9     5.16
10/31/2008      5.38    6.19
11/7/2008       4.8     5.61
11/14/2008      3.71    4.56
11/21/2008      2.35    3.52
11/28/2008      3.29    4.51
12/5/2008       4.28    4.61
12/12/2008      3.47    4.64
12/19/2008      3.71    4.89
12/26/2008      3.66    4.8
1/2/2009        4.4     5.16
1/9/2009        4.49    5.12
1/16/2009       4.11    4.93
1/23/2009       4.2     4.6
1/30/2009       4.07    4.4
2/6/2009        3.84    4.26
2/13/2009       3.36    3.87
2/20/2009       2.76    3.3
2/27/2009       2.54    3.01
3/6/2009        1.93    2.4
3/13/2009       2.44    2.91
3/20/2009       2.53    3.07
3/27/2009       2.97    3.48
4/3/2009        3.51    3.91
4/9/2009        3.68    4.09
4/17/2009       3.76    4.13
4/24/2009       3.62    4.02
5/1/2009        3.85    4.15
5/8/2009        4.31    4.74
5/15/2009       3.95    4.38
5/22/2009       3.81    4.32
5/31/2009       4.09    4.42


PERFORMANCE

                                                                                   Average Annual
                                                                                    Total Return
                                               6 Months Ended   1 Year Ended   Inception (5/25/2007)
                                                  5/31/2009       5/31/2009         to 5/31/2009
                                               --------------   ------------   ---------------------
Fund Performance
NAV (3)                                             9.52%          -55.89%            -43.24%
Market Value (4)                                   38.92%          -59.24%            -46.61%
Index Performance
Blended Benchmark (5)                              10.10%          -49.35%            -42.53%
MSCI U.S. Investable Market Financials Index       -4.81%          -47.28%            -39.27%

                                            % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
---------------                            -----------
Ares Capital Corp.                            11.7%
Prospect Energy Corp.                          9.1
MVC Capital, Inc.                              6.6
BlackRock Kelso Capital Corp.                  6.0
PennantPark Investment Corp.                   5.6
Hercules Technology Growth Capital, Inc.       5.4
Hatteras Financial Corp.                       5.1
Gladstone Capital Corp.                        4.9
Medallion Financial Corp.                      4.6
Apollo Investment Corp.                        4.5
                                              ----
   Total                                      63.5%
                                              ====

                                  % OF TOTAL
INDUSTRY                         INVESTMENTS
--------                         -----------
Capital Markets                      71.5%
Real Estate Investment Trusts        20.0
Diversified Financial Services        8.5
                                    -----
   Total                            100.0%
                                    =====

                                  % OF TOTAL
ASSET CLASSIFICATION             INVESTMENTS
--------------------             -----------
Business Development Companies       76.5%
Residential Mortgage REITs           15.9
Specialty Finance/Hybrid REITs        4.1
Exchange-Traded Funds                 2.8
Common Stocks                         0.7
                                    -----
   Total                            100.0%
                                    =====

(1) Most recent distribution paid or declared through 5/31/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV as applicable, as of 5/31/2009. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5)  Blended benchmark consists of the following (Source: Bloomberg):

     Red Rocks Listed Private Equity Index (40%)

     FTSE NAREIT Mortgage REIT Index (20%)

     FTSE NAREIT Hybrid REIT Index (20%)

     Merrill Lynch Preferred Stock Hybrid Securities Index (10%)

     Russell 2000 Financial Services Index (10%)

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor ("Confluence" or "Sub-Advisor") located in St. Louis, Missouri, has served as the Sub-Advisor to First Trust Specialty Finance and Financial Opportunities Fund, (NYSE:FGB) (the "Fund"), since July 29, 2008.

                            PORTFOLIO MANAGEMENT TEAM

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

(PHOTO OF MARK A. KELLER)

Mr. Keller has nearly 30 years of investment experience with a focus on value-oriented equity analysis and management. Prior to joining Confluence, from 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of the A.G. Edwards Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten years as Chairman. He began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

(PHOTO OF DAVID B. MIYAZAKI)

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the Fund during the time the Fund was sub-advised by Gallatin Asset Management, Inc., as well as A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

DANIEL T. WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

(PHOTO OF DANIEL T. WINTER)

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the Fund's prior sub-advisor, While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value oriented equity strategies. His responsibilities included directing the strategy implementation and trading execution for the equity portfolios. Additionally, Mr. Winter co-managed the Fund during the time the Fund was sub-advised by Gallatin Asset Management, Inc. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

                                   COMMENTARY

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

The primary investment objective of the First Trust Specialty Finance and Financial Opportunities Fund ("FGB" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor believes offer attractive opportunities for income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

FGB is a financial sector fund, unique in its focus on business development companies ("BDCs"). This niche of the financial services industry invests in and lends to private companies, usually ones that are small to mid-sized. Therefore, BDCs create a bridge into the world of private equity and debt for public investors. As of the end of May 2009, three-quarters of the Fund's assets were invested in BDCs.

Although stock prices of BDCs have followed the broad trends of the financial sector, their fundamentals have varied, often holding up in substantially better form. The credit crisis in 2008 was largely a result of bad loans and investments (including subprime mortgages), made by companies with enormous amounts of leverage. In contrast, BDCs principally make business loans (not mortgages), and have some of the lowest leverage levels among financial companies. So while the credit crisis and recession have presented challenges to BDCs, many in the group (but not all) have made it through with their business models intact.

Of course, there's a big difference between merely surviving, and having the ability to grow and deliver attractive returns to shareholders. Companies with capital to invest today have a tremendous opportunity because rates of return are relatively high, while more stringent loan covenants and terms have lowered the amount of risk. Accordingly, we look for companies that can participate in this environment, and as a result, the Fund's allocation to BDCs is actually quite different relative to a passive, market-weighted BDC exposure.

As an illustration, the Fund has had no position in either American Capital Strategies (ACAS) or Allied Capital (ALD) for quite some time. Both of these BDCs were once considered industry heavyweights and represented a substantial portion of the industry's overall market capitalization. However, poorly performing investments and the inability to effectively manage their balance sheets took a heavy toll on these companies. It may be quite some time before they can normalize operations at these companies.

Instead, much of our focus is on companies that can grow, instead of repair, as the markets and economy improve. Examples include Ares Capital (ARCC) and Prospect Capital (PSEC), two companies that have capital available to invest. We also favor companies that are successfully applying specialized skills in market niches. Medallion Financial (TAXI), which makes loans secured by taxi medallions to taxi cab owners, and Hercules Technology (HTGC), which makes venture capital loans and private equity investments, are two companies with this profile.

As of the end of May 2009, 16% of the Fund's assets were invested in Mortgage-Backed Real Estate Investment Trusts. Despite the turmoil in the mortgage markets, these companies have performed well. Their balance sheets have remained stable, enabling them to deliver attractive dividends, even as the credit markets locked up. We believe that a high priority for the Federal Reserve is a functioning mortgage market, which should help maintain the positive investment environment for these companies.

One of the challenges in managing a portfolio of BDCs through the credit crisis has been the widespread expectation that these companies would follow the path of high-profile collapses in the financial sector. This viewpoint became particularly pronounced in the Fund's fiscal quarter ended in February, 2009, but reversed dramatically in the subsequent quarter ended in May, 2009. As a group, the BDCs continue to make progress, demonstrating their durability, and differentiating their business models from other financial companies.

                                  SIX MONTHS
PERFORMANCE ANALYSIS            ENDED 5/31/09
--------------------            -------------
FGB Market Value Total Return       38.92%
FGB NAV Total Return                 9.52%
Blended Benchmark*                  10.10%

* Components of the blended benchmark: Red Rocks Listed Private Equity Index (40%); FTSE NAREIT Mortgage REIT Index (20%); FTSE NAREIT Hybrid REIT Index (20%); Merrill Lynch Preferred Stock Hybrid Securities Index (10%); Russell 2000 Financial Services Index (10%).

SOURCE:BLOOMBERG

The Fund's market value total return (+38.92%) over the first half of its fiscal year was derived from an improving Net Asset Value ("NAV"), continuing dividends and a substantial narrowing of the Fund's price discount to NAV (-27.05% to -7.47%). The Fund's NAV growth (+9.52%) was positive relative to small cap financials, as represented by the Russell 2000 Financial Services Index (-1.0%), as well as the private equity index the Red Rocks Listed Private Equity Index (+2.3%). The Fund underperformed its blended benchmark (+10.1%), whose strong performance was principally driven by the hybrid REIT component (+42.1%). Although the Fund has positions in hybrid REITs, the proportion of these investments has steadily declined and is significantly below the benchmark weight.

MARKET & FUND OUTLOOK

It has clearly been a difficult path for the BDCs and other specialty finance companies. Generally, the fundamentals of these companies have often been much different than that of the broader financial sector. More recently, we have observed investors showing a growing degree of differentiation between the companies that were severely damaged in the credit crisis and those built upon more durable capital structures. We view this trend positively, as it reflects a shift in sentiment from panic to cautious investing.

As a group, the BDCs continue to face challenges. Most notable is a shortage of capital to take advantage of the current investing environment. Banks are offering only limited credit...and it's expensive. Meanwhile, equity capital is difficult to raise because most BDCs are trading below NAV. In this environment, the benefits may accrue disproportionately to the few who do have available capital. Others may be more dependent upon their existing portfolios.

We believe the BDC industry is likely to evolve substantially in coming quarters. Consolidation and/or privatization may be the best option for some, while asset sales and the downsizing of business models are likely for others. But many, if not most, are likely to find a path forward. It may come from successfully focusing on a niche, or patiently recycling capital. There remain several talented management teams at the helm of durable companies. We believe they will develop ways to grow their businesses and deliver attractive returns to shareholders. We will continue to position the Fund in these types of companies, striving to deliver private market investment benefits to the shareholders of FGB.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a) (b)
MAY 31, 2009 (UNAUDITED)

  SHARES                         DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
COMMON STOCKS - 114.9%
            CAPITAL MARKETS - 81.2%
  606,806   Apollo Investment Corp. .............................   $  3,343,501
1,138,333   Ares Capital Corp. ..................................      8,708,247
  690,000   BlackRock Kelso Capital Corp. .......................      4,491,900
  508,000   Gladstone Capital Corp. .............................      3,622,040
  183,333   Gladstone Investment Corp. ..........................        777,332
   50,500   GSC Investment Corp. ................................        146,450
  534,556   Hercules Technology Growth Capital, Inc. ............      4,009,170
   50,000   Highland Distressed Opportunities, Inc. .............        124,000
  607,167   Kohlberg Capital Corp. ..............................      2,525,815
   19,774   Main Street Capital Corp. ...........................        238,277
  432,000   MCG Capital Corp. ...................................        933,120
  603,700   MVC Capital, Inc. ...................................      4,889,970
  351,737   NGP Capital Resources Co. ...........................      2,771,688
  600,000   Patriot Capital Funding, Inc. .......................      1,134,000
  610,000   PennantPark Investment Corp. ........................      4,148,000
  795,052   Prospect Energy Corp. ...............................      6,773,843
  475,485   TICC Capital Corp. ..................................      2,082,624
   36,000   Triangle Capital Corp. ..............................        367,020
                                                                    ------------
                                                                      51,086,997
                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES - 10.1%
   57,800   Compass Diversified Holdings ........................        508,640
  252,000   Fifth Street Finance Corp. ..........................      2,414,160
  459,504   Medallion Financial Corp. ...........................      3,395,735
                                                                    ------------
                                                                       6,318,535
                                                                    ------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) - 23.6%
  204,500   Annaly Capital Management, Inc. .....................      2,850,730
  162,000   Arbor Realty Trust, Inc. ............................        252,720
  192,307   Cypress Sharpridge Investments, Inc. (c) (d) ........      2,534,606
   86,900   Gramercy Capital Corp. ..............................        194,656
  153,195   Hatteras Financial Corp. ............................      3,817,619
   85,000   iStar Financial, Inc. ...............................        263,500
  420,000   MFA Financial, Inc. .................................      2,629,200
  698,018   NorthStar Realty Finance Corp. ......................      2,317,420
                                                                    ------------
                                                                      14,860,451
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $162,569,687) .................................     72,265,983
                                                                    ------------
EXCHANGE-TRADED FUNDS - 3.4%
            CAPITAL MARKETS - 3.4%
   60,000   SPDR Barclays Capital High Yield Bond ETF ...........      2,100,000
                                                                    ------------
            TOTAL EXCHANGE-TRADED FUNDS
            (Cost $1,887,481) ...................................      2,100,000
                                                                    ------------

                       See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
MAY 31, 2009 (UNAUDITED)

  SHARES                         DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
CANADIAN INCOME TRUSTS - 0.0%
            OIL, GAS & CONSUMABLE FUELS - 0.0%
      100   ARC Energy Trust ....................................   $      1,591
       81   Progress Energy Resources Corp. .....................            792
                                                                    ------------
            TOTAL CANADIAN INCOME TRUSTS
            (Cost $3,343) .......................................          2,383
                                                                    ------------
WARRANTS - 0.0%
            REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
  576,923   Cypress Sharpridge Investments, Inc., expires
               04/30/11 (c) (d) (e) .............................              0
                                                                    ------------
            TOTAL WARRANTS
            (Cost $0) ...........................................              0
                                                                    ------------
            TOTAL INVESTMENTS - 118.3%
            (Cost $164,460,511) (f) .............................     74,368,366
            LOAN OUTSTANDING - (19.7)% ..........................    (12,350,000)
            NET OTHER ASSETS AND LIABILITIES - 1.4% .............        864,070
                                                                    ------------
            NET ASSETS - 100.0% .................................   $ 62,882,436
                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of the securities are available to serve as collateral on the loan outstanding.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. (see Note 2C-Restricted Securities in the Notes to Financial Statements).

(d) Security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(e)  Non-income producing security.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,309,928 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $92,402,073.

                       See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
MAY 31, 2009 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                                       INVESTMENTS
----------------                                       -----------
Level 1 - Quoted Prices ............................   $71,833,760
Level 2 - Other Significant Observable Inputs ......            --
Level 3 - Significant Unobservable Inputs ..........     2,534,606
                                                       -----------
TOTAL ..............................................   $74,368,366
                                                       ===========

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT
UNOBSERVABLE INPUTS (LEVEL 3)                          INVESTMENTS
-------------------------------------------            -----------
Balance as of November 30, 2008 ....................    $2,419,222
Net unrealized appreciation (depreciation) .........       115,384
                                                        ----------
Balance as of May 31, 2009 .........................    $2,534,606
                                                        ==========

Net unrealized depreciation from Level 3 investments held as of May 31, 2009 was $465,383 and is included in "Net Change in unrealized appreciation (depreciation) on investments" on the Statements of Operations.

                       See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2009 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $164,460,511) ................................   $  74,368,366
Cash ..................................................         921,282
Prepaid expenses ......................................          22,182
Receivables:
   Dividends ..........................................         348,712
   Interest ...........................................             345
                                                          -------------
   Total Assets .......................................      75,660,887
                                                          -------------
LIABILITIES:
Outstanding loan ......................................      12,350,000
Payables:
   Interest and fees due on loan ......................         273,431
   Investment advisory fees ...........................          62,828
   Audit and tax fees .................................          30,302
   Printing fees ......................................          27,216
   Legal fees .........................................          19,620
   Administrative fees ................................           8,333
   Transfer agent fees ................................           4,345
   Custodian fees .....................................           2,056
Accrued expenses and other liabilities ................             320
                                                          -------------
   Total Liabilities ..................................      12,778,451
                                                          -------------
NET ASSETS ............................................   $  62,882,436
                                                          =============
NET ASSETS CONSIST OF:
Paid-in capital .......................................   $ 268,630,608
Par value .............................................         142,313
Accumulated net investment income (loss) ..............      (3,151,665)
Accumulated net realized gain (loss) on
   investments ........................................    (112,646,675)
Net unrealized appreciation (depreciation) of
   investments ........................................     (90,092,145)
                                                          -------------
NET ASSETS ............................................   $  62,882,436
                                                          =============
NET ASSET VALUE, per Common Share (par value $0.01
   per Common Share) ..................................   $        4.42
                                                          =============
Number of Common Shares outstanding (unlimited
   number of Common Shares has been authorized) .......      14,231,333
                                                          =============

                       See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $11) .....   $  5,802,793
Interest ..............................................         10,294
                                                          ------------
   Total investment income ............................      5,813,087
                                                          ------------
EXPENSES:
Investment advisory fees ..............................        346,724
Interest and fees on loan .............................        121,082
Legal fees ............................................        108,088
Printing fees .........................................         61,199
Administrative fees ...................................         49,999
Audit and tax fees ....................................         27,065
Trustees' fees and expenses ...........................         19,174
Transfer agent fees ...................................         17,906
Custodian fees ........................................          7,229
Other .................................................         23,269
                                                          ------------
   Total expenses .....................................        781,735
                                                          ------------
NET INVESTMENT INCOME (LOSS) ..........................      5,031,352
                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................    (24,974,128)
   Foreign currency transactions ......................             (1)
                                                          ------------
Net realized gain (loss) ..............................    (24,974,129)
                                                          ------------
Net change in unrealized appreciation (depreciation) on
   investments ........................................     23,242,700
                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ...............     (1,731,429)
                                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................   $  3,299,923
                                                          ============

                       See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS
                                                                                    ENDED
                                                                                  5/31/2009      YEAR ENDED
                                                                                 (UNAUDITED)     11/30/2008
                                                                                ------------   -------------
OPERATIONS:
Net investment income (loss) ................................................   $  5,031,352   $  14,462,089
Net realized gain (loss) ....................................................    (24,974,129)    (80,922,293)
Net change in unrealized appreciation (depreciation) ........................     23,242,700     (45,371,825)
                                                                                ------------   -------------
Net increase (decrease) in net assets resulting from operations .............      3,299,923    (111,832,029)
                                                                                ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .......................................................     (4,625,183)    (17,995,120)
Return of capital ...........................................................             --      (1,293,149)
                                                                                ------------   -------------
Total distributions to shareholders .........................................     (4,625,183)    (19,288,269)
                                                                                ------------   -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested ......................................             --       2,172,230
Offering costs ..............................................................             --          85,301
                                                                                ------------   -------------
Net increase (decrease) in net assets resulting from capital transactions ...             --       2,257,531
                                                                                ------------   -------------
Total increase (decrease) in net assets .....................................     (1,325,260)   (128,862,767)
NET ASSETS:
Beginning of period .........................................................     64,207,696     193,070,463
                                                                                ------------   -------------
End of period ...............................................................   $ 62,882,436   $  64,207,696
                                                                                ============   =============
Accumulated net investment income (loss) at end of period ...................   $ (3,151,665)  $  (3,557,834)
                                                                                ============   =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period ........................................     14,231,333      14,064,166
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ...             --         167,167
                                                                                ------------   -------------
Common Shares at end of period ..............................................     14,231,333      14,231,333
                                                                                ============   =============

                       See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ...............   $  3,299,923
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments ........................................     (9,124,220)
   Sales of investments ............................................      5,349,357
   Net realized gain/loss on investments ...........................     24,974,128
   Net change in unrealized appreciation/depreciation on
      investments ..................................................    (23,242,700)
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in receivable for investment securities sold ...........      2,218,018
   Increase in dividends receivable ................................        (27,732)
   Increase in prepaid expenses ....................................        (18,352)
   Decrease in payable for investment securities purchased .........       (908,428)
   Increase in interest and fees due on loan .......................        121,082
   Decrease in investment advisory fees payable ....................         (3,252)
   Decrease in audit and tax fees payable ..........................        (18,898)
   Increase in printing fees payable ...............................            952
   Increase in legal fees payable ..................................          4,590
   Decrease in custodian fees payable ..............................         (1,526)
   Decrease in Trustees' fees and expenses payable .................        (10,053)
   Increase in transfer agent fees payable .........................          1,822
   Increase in accrued expenses and other liabilities ..............          1,384
                                                                       ------------
CASH PROVIDED BY OPERATING ACTIVITIES ..............................                  $ 2,616,095
                                                                                      -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net investment
      income .......................................................     (8,183,016)
   Issuances of loan ...............................................      3,000,000
   Repayments of loan ..............................................     (2,100,000)
                                                                       ------------
CASH USED IN FINANCING ACTIVITIES ..................................                   (7,283,016)
                                                                                      -----------
Decrease in cash ...................................................                   (4,666,921)
Cash at beginning of period ........................................                    5,588,203
                                                                                      -----------
Cash at end of period ..............................................                  $   921,282
                                                                                      ===========

                        See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      SIX MONTHS
                                                                         ENDED         YEAR           PERIOD
                                                                       5/31/2009       ENDED          ENDED
                                                                      (UNAUDITED)  11/30/2008(h)  11/30/2007 (a)
                                                                      -----------  -------------  --------------
Net asset value, beginning of period ..............................   $  4.51        $ 13.73       $  19.10(b)
                                                                      -------        -------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ......................................      0.35           1.02           0.70
Net realized and unrealized gain (loss) ...........................     (0.11)         (8.88)         (5.32)
                                                                      -------        -------       --------
Total from investment operations ..................................      0.24          (7.86)         (4.62)
                                                                      -------        -------       --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .............................................     (0.33)         (1.27)         (0.71)
Return of capital .................................................        --          (0.09)            --
                                                                      -------        -------       --------
Total from distributions ..........................................     (0.33)         (1.36)         (0.71)
                                                                      -------        -------       --------
Common Shares offering costs charged to paid-in capital ...........        --             --          (0.04)
                                                                      -------        -------       --------
Net asset value, end of period ....................................   $  4.42        $  4.51       $  13.73
                                                                      =======        =======       ========
Market value, end of period .......................................   $  4.09        $  3.29       $  14.23
                                                                      =======        =======       ========
TOTAL RETURN BASED ON NET ASSET VALUE (c) (d) .....................      9.52%        (61.38)%       (24.53)%
                                                                      =======        =======       ========
TOTAL RETURN BASED ON MARKET VALUE (d) (e) ........................     38.92%        (72.80)%       (25.36)%
                                                                      =======        =======       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............................   $62,882        $64,208       $193,070
Ratio of total expenses to average net assets .....................      2.68%(f)       2.72%          1.99%(f)
Ratio of total expenses to average net assets excluding
   interest expense and fees ......................................      2.26%(f)       1.73%          1.41%(f)
Ratio of net investment income to average net assets ..............     17.22%(f)       9.53%          8.64%(f)
Portfolio turnover rate ...........................................         8%            15%             3%
INDEBTEDNESS:
Loan outstanding (in 000's) .......................................   $12,350        $11,450       $ 36,000
Asset Coverage per $1,000 of indebtedness (g) .....................   $ 6,092        $ 6,608       $  6,363

----------
(a) Initial seed date of April 23, 2007. The Fund commenced operations on May 25, 2007.

(b)  Net of sales load of $0.90 per share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d)  Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(f)  Annualized.

(g) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the outstanding loan balance in 000's.

(h) On July 29, 2008, the Fund's Board of Trustees approved a sub-advisory agreement with Confluence Investment Management LLC.

                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2009 (UNAUDITED)

                               1. FUND DESCRIPTION

First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FGB on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends and accrued liabilities (other than the principal amount of any borrowings incurred by the Fund). There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described as follows:

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2009 (UNAUDITED)

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of May 31, 2009 is included in the Fund's Portfolio of Investments.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. Management is currently evaluating the impact the implementation of FSP 157-4 will have on the Fund's financial statement disclosures, if any.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A of the 1933 Act. As of May 31, 2009, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note
2A) and are not expressed as a discount to the carrying value of comparable unrestricted securities.

                                                CARRYING
                        ACQUISITION             VALUE PER                                   % OF
SECURITY                   DATE        SHARES     SHARE     CARRYING COST      VALUE     NET ASSETS
--------                -----------   -------   ---------   -------------   ----------   ----------
Cypress Sharpridge
   Investments, Inc.      5/19/08     192,307     $13.18      $2,999,989    $2,534,606      4.03%
Cypress Sharpridge
   Investments, Inc.,
   Warrants               5/19/08     576,923         --              --            --        --
                                      -------                 ----------    ----------      ----
                                      769,230                 $2,999,989    $2,534,606      4.03%
                                      =======                 ==========    ==========      ====

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income, if any, of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2009 (UNAUDITED)

The tax character of distributions paid during the fiscal year ended November 30, 2008 was as follows:

Distributions paid from:
Ordinary Income ........   $17,995,120
Return of Capital ......     1,293,149

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income .......................   $          --
Net Unrealized Appreciation (Depreciation) ..........    (113,930,149)
Accumulated Capital and Other Losses ................     (87,077,243)

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such loss against any future realized capital gains. At November 30, 2008, the Fund had available realized capital losses of $5,166,354 and $62,586,895 to offset future net capital gains through the fiscal years ending 2015 and 2016, respectively.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2008, the Fund intends to elect to defer net realized capital losses of $19,323,993 and foreign currency losses of $1 incurred between November 1, 2008 through November 30, 2008.

In June 2006, FASB issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return and is effective for the Fund's current fiscal year. As of May 31, 2009, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

G. ORGANIZATION AND OFFERING COSTS:

Organization costs consisted of costs incurred to establish the Fund and enable it to legally do business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's Common Shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Gallatin Asset Management, Inc. ("Gallatin"), the Fund's prior sub-advisor, paid all organization costs and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs, $561,210, was recorded as a reduction of the proceeds from the sale of Common Shares during the fiscal period ended November 30, 2007. During the fiscal year ended November 30, 2008, it was determined that actual offering costs were less than the estimated offering costs by $85,301. Therefore, paid-in-capital was increased by that amount for the fiscal year ended November 30, 2008, as reflected in the Statements of Changes in Net Assets.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2009 (UNAUDITED)

PNC Global Investment Servicing (U.S.) Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. government and short-term investments, for the six months ended May 31, 2009, were $9,124,220 and $5,349,357, respectively.

                                   5. LEVERAGE

On September 12, 2008, the Fund entered into a Customer Agreement and a Credit Annex thereto with Credit Suisse Securities (USA) LLC, which currently provides for an uncommitted credit facility to be used as leverage for the Fund (the "Credit Suisse Facility"). The Credit Suisse Facility provides for a secured, uncommitted line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of the Fund's total assets after borrowings). The total amount of loans that may be outstanding at any one time under the Credit Suisse Facility is $70,000,000. For the six months ended May 31, 2009, the daily average amount outstanding under the Credit Suisse Facility was $10,931,319. The high and low annual interest rates during the six months ended May 31, 2009 were 3.41% and 1.81%, respectively, and the weighted average interest rate was 2.03%. The interest rate at May 31, 2009 was 1.82%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the equity market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2009 (UNAUDITED)

been adopted and proposed which will have a further impact on the securities markets. Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect the financial condition of the Fund.

FINANCIAL SECTOR CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 25% of its total assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

BUSINESS DEVELOPMENT COMPANY ("BDC") RISK: Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

REIT, MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISKS: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions or purchase Common Shares.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

ADDITIONAL INFORMATION

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund, was held on April 16, 2009. At the Annual Meeting, Independent Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the holders of Common Shares of the Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson was 13,407,180, the number of votes against was 449,823 and the number of abstentions was 374,330. The number of votes cast in favor of Mr. Kadlec was 13,389,221, the number of votes against was 467,782 and the number of abstentions was 374,330. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

                         INVESTMENT MANAGEMENT AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") at a meeting held on March 1-2, 2009. The Board determined that the terms of the Agreement are fair and reasonable and that the Agreement continues to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor (including the relevant personnel responsible for these services and their experience); the advisory fees for the Fund as compared to fees charged to other clients of the Advisor and as compared to fees charged by investment advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

The Board considered the nature, quality and extent of services provided by the Advisor under the Agreement. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. The Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the sub-advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the sub-advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2008. The Board considered the assistance provided by the Advisor in selecting a sub-advisor for the Fund upon the termination of the prior sub-advisory agreement.

The Board considered the advisory fees paid under the Agreement. The Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2009 (UNAUDITED)

do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; (iv) many of the peer funds are larger than the Fund; and (v) many of the peer funds have an inception date prior to the Fund's inception date and their fee and expense structures may not reflect newer pricing practices in the market. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreement.

The Board also considered performance information for the Fund, noting that, similar to almost all other funds, the Fund's performance was impacted by the severe market downturn in 2008. The Board noted that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered changes made to the Fund's leverage arrangements in 2008 as a result of market events and considered an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, and taking into account the historic market events of 2008, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

Confluence Investment Management LLC
349 Marshall Avenue, Suite 302
Saint Louis, MO 63119

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     JULY 23, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     JULY 23, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller,
                           Chief Financial Officer
                           and Chief Accounting Officer
                           (principal financial officer)

Date     JULY 23, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.